SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             Form 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported)       October 19, 1998

         ENEX  CONSOLIDATED  PARTNERS,  L.P.
         (Exact name of registrant as specified in its charter)

      New Jersey                   0-18322           76-0508488
(State or other jurisdiction     (Commission        (IRS Employer
  of incorporation)             File Number)     Identification No.)

            1221 Lamar Street, Suite 1020, Houston, Texas 77010
         (Address of principal executive offices)

Registrant's telephone number, including area code       (713) 759-6808

Three Kingwood Place, 800 Rockmead Drive, Suite 200, Kingswood, TX 77339
         (Former name or former address, if changed since last report)


ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Deloitte & Touche, LLP is currently Registrant's independent accountants. The General Partner annually considers selection of the Registrant's independent accountants and determined as of October 19, 1998 not to engage Deloitte & Touche, LLP for 1998. Management has had no disagreement with Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure through the date of termination of the auditor/client relationship. Deloitte & Touche, LLP's reports on the Registrant's financial statements for 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (c)    Exhibits

            16.1 - Letter from Deloitte & Touche, LLP to Securities
                   and Exchange Commission dated November 12, 1998 (filed herewith).


                            SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Enex Consolidated Partners, L.P.
                                        (Registrant)


Date:  November 12, 1998                By:
                                           Frank C. Turner, II
                                           Vice President and
                                           Chief Financial Officer
                                           for Enex Resources Corp.,
                                           General Partner to Registrant